Guardian Technologies Announces Appointment of Renowned TSA and FAA Security Technology Expert Ronald R. Polillo to Board of Directors

Polillo Contributes 30 Years of Government and Executive Expertise to Accelerate Adoption of Company’s Next Generation Threat Detection Technology

HERNDON, Va.—Guardian Technologies International (OTCBB: GDTI), innovators of groundbreaking medical imaging and threat detection technology with critical and immediate applications for the healthcare and homeland security markets, today announced the appointment of world-renowned expert in aviation security technologies, Ronald (Ron) R. Polillo, to the Company’s distinguished Board of Directors. Mr. Polillo’s appointment further validates Guardian’s ongoing commitment to accelerate government approval of its next generation threat detection technology.

Mr. Polillo is a recognized expert in Aviation Security Technologies with 33 years of government service and industry experience in progressively senior positions.  Mr. Polillo led the FAA Security Equipment and Integrated Product Team to plan, acquire and deploy Explosive Detection Systems (EDS) for the screening of checked bags in the U.S. at all commercial airports. He also served as the Aviation Security Laboratory Manager at the FAA, where he accelerated the development of explosive detection technology mandated by a presidential report and by the U.S. Congress. He also served as the FAA Technical Center Management Systems Division as Manager.

Additionally, Mr. Polillo has served as Special Projects Manager at the TSA Transportation Security Laboratory, where he allocated test lab space and set priorities for D, T&E and Certification Testing of various prototype and production model for explosive detection systems and devices.

“Over the years we have been fortunate to attract industry veterans that represent the best and brightest of their industries to our board and Ron certainly reflects that tradition,” said Michael Trudnak, Chairman and Chief Executive Officer of Guardian Technologies. “Ron has earned a strong reputation in the Aviation Industry as a leader with a can do attitude to bring people (Government and Industry) together as a team to focus on getting the mission accomplished in the fight against terrorism”

Mr. Polillo currently serves as the President and Chief Executive Officer of RP-Security Solutions, where he oversees the marketing and development of marketing and business development in the Homeland Security and Defense industries. He also provides engineering and scientific support for screening passengers, checked and carry-on baggage, as well as for cargo and mail for all modes of transportation.

“It is an honor to serve on the Board of Directors at Guardian and I look forward to leveraging my years of expertise and relationships within the government sector to help deliver the promise of the Company’s next generation threat detection technology to airports around the world,” said Mr. Polillo.

Guardian business strategy capitalizes on the increasing global demand for products and services that promote health and safety through cutting-edge threat detection technologies that enable x-ray scanners, medical MRIs and other advanced imaging technologies to not just "see" the contents of scanned objects, but to identify potential compound and physiological makeup.

Mr. Polillo will replace Gina Marie Lindsay who recently accepted a new position as Executive Director of Los Angeles World Airports.  The resignation is at the request of the Los Angeles City Council.

About Guardian Technologies International

The impact of Guardian's industry-first computer aided detection technologies are immediate and profound for helping to eliminate human error in both the Homeland Security and the Medical Industry sectors. The Company's software solutions can be seamlessly installed to compliment existing imaging devices, such as baggage scanners and medical MRI, to scan the contents of any image and immediately identify items of interest not easily discernable by the human eye.

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Airport Security: Guardian's technology compliments and enhances current-generation baggage x-ray scanners with the ability to automatically and effectively detect, locate, and identify explosives and other types of threats.

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Disease Identification: Existing medical imaging devices used in Computer Aided Detection (CAD) are further improved with Guardian's auto-diagnostic ability to detect anomalous tissue (e.g., tumors) and other potential disease states or conditions.

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Technology-Independence: Because Guardian's technologies utilize and process the actual image output generated by the original imaging systems, virtually any existing or future imaging device can be upgraded with Guardian's products, delivering an instant, multi-billion dollar potential customer base with no competition.

Guardian's technology and product development partnerships include a Cooperative Research and Development Agreement (CRDA) with the U.S. Department of Homeland Security- Science and Technology Directorate. The Company's platform and product suite is protected by a robust patent portfolio. They are also ramping up new technologies and plan to acquire complimentary technologies to accelerate the Company's high-growth business model.

For investor-specific information and resources, visit http://www.trilogy-capital.com/tcp/guardian.

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To view an investor fact sheet about the company, visit http://www.trilogy-capital.com/tcp/guardian/factsheet.html.

Forward Looking Statements

This news release contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by Guardian through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to the future events or financial performance discussed in this release, based on management's beliefs and assumptions and information currently available. When used, the words "believe", "anticipate", "estimate", "project", "should", "expect", "plan", "assume" and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, in particular, the size and timing of contract awards, performance on contracts, performance of acquired companies, availability and cost of key components, unanticipated results from audits of the financial results of the Company and acquired companies, changing interpretations of generally accepted accounting principles, outcomes of government reviews, developments with respect to litigation to which we are a party, potential fluctuations in quarterly results, dependence on large contracts and a limited number of customers, lengthy sales and implementation cycles, market acceptance of new or enhanced products and services, proprietary technology and changing competitive conditions, system performance, management of growth, dependence on key personnel, ability to obtain project financing, general economic and political conditions and other factors affecting spending by customers, the unpredictable nature of working with government agencies and other risks, uncertainties and factors including those described from time to time in Guardian's filings with the Securities and Exchange Commission, including without limitation, Guardian's Form 10-K for the year ended December 31, 2006, and its quarterly reports on Form 10-Q. Guardian expressly disclaims any obligation to update any forward-looking statements.

Contact:

Guardian Technologies International, Inc.

Michael Trudnak, 703-464-5495

Info@guardiantechintl.com

or

Financial Communications

Trilogy Capital Partners

Ryon Harms, 800-592-6067

ryon@trilogy-capital.com